                                                                      Exhibit 99

                          REAL ESTATE INCOME FUND INC.


                                POWER OF ATTORNEY

     Allan J. Bloostein, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Allan J. Bloostein
                                             -----------------------
                                             Allan J. Bloostein
Date:  June 19, 2002

                          REAL ESTATE INCOME FUND INC.


                                POWER OF ATTORNEY

     Dwight B. Crane, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Dwight B. Crane
                                             -------------------
                                             Dwight B. Crane
Date:  June 19, 2002

                          REAL ESTATE INCOME FUND INC.


                                POWER OF ATTORNEY

     Paolo M. Cucchi, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Paolo M. Cucchi
                                             -------------------
                                             Paolo M. Cucchi
Date:  June 19, 2002

                          REAL ESTATE INCOME FUND INC.


                                POWER OF ATTORNEY

     Robert A. Frankel, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Robert A. Frankel
                                             ---------------------
                                             Robert A. Frankel
Date:  June 19, 2002

                          REAL ESTATE INCOME FUND INC.


                                POWER OF ATTORNEY

     R. Jay Gerken, whose signature appears below, hereby constitutes and appoints Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ R. Jay Gerken
                                             -----------------
                                             R. Jay Gerken
Date:  June 19, 2002

                          REAL ESTATE INCOME FUND INC.

                                POWER OF ATTORNEY

     Paul Hardin, whose signature appears below, hereby constitutes and appoints
R. Jay Gerken, Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Paul Hardin
                                             ---------------
                                             Paul Hardin

Date:  June 19, 2002

                          REAL ESTATE INCOME FUND INC.

                                POWER OF ATTORNEY

     William R. Hutchinson, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                              /s/ William R. Hutchinson
                                              -------------------------
                                              William R. Hutchinson
Date:  June 19, 2002

                          REAL ESTATE INCOME FUND INC.

                                POWER OF ATTORNEY

     George M. Pavia, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ George M. Pavia
                                             -------------------
                                             George M. Pavia
Date:  June 19, 2002

                          REAL ESTATE INCOME FUND INC.

                                POWER OF ATTORNEY

     Heath B. McLendon, whose signature appears below, hereby constitutes and appoints R. Jay Gerken, Richard Peteka and Christina T. Sydor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Real Estate Income Fund Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all registration statements and amendments thereof (including post-effective amendments) of the Company pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all such registration statements and amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ Heath B. McLendon
                                             ---------------------
                                             Heath B. McLendon
Date:  June 19, 2002